                                            ANNUAL REPORT
                                            DECEMBER 31, 2002

PRUDENTIAL
MONEYMART ASSETS, INC.

FUND TYPE
Money market

OBJECTIVE
Maximum current income consistent with stability of capital and the maintenance of liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential MoneyMart Assets, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
Prudential MoneyMart Assets, Inc. (the Fund) seeks maximum current income consistent with stability of capital and maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to 13 months. We only purchase securities rated in one of the two highest rating categories by at least two major rating agencies, or if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

     Money Market Fund Yield Comparison

                  (CHART)
                                       www.prudential.com    (800) 225-1852

Annual Report     December 31, 2002

    Fund Facts                                               As of 12/31/02

                                7-Day       Net Asset    Weighted Avg.   Net Assets
                            Current Yield  Value (NAV)    Mat. (WAM)     (Millions)
Class A                        0.94%          $1.00         56 Days        $6,930
Class Z*                       1.06%          $1.00         56 Days        $  201
iMoneyNet, Inc.
Taxable Prime Retail Avg.**    0.74%          $1.00         54 Days          N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 *Class Z shares are not subject to distribution
  and service (12b-1) fees.
**iMoneyNet, Inc. reports a 7-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail
  Average category as of December 31, 2002.

          Weighted Average Maturity Comparison

                        (CHART)

PRUDENTIAL FINANCIAL (LOGO)      February 3, 2003

DEAR SHAREHOLDER,
Money market funds and other conservative assets served as safe havens for investors discouraged by a volatile equity market in 2002, the reporting period of Prudential MoneyMart Assets. The stock market experienced its third consecutive down year in 2002, even though there were signs of continued economic recovery in the United States. In light of this, the conservative shift in market sentiment was not surprising.

Doubts about the staying power of the economic expansion, among other developments, encouraged a trend toward sharply lower interest rates. Declining rates reduced the level of income earned in all money market funds, including this Fund. However, the Fund's investment strategy helped it provide higher yields than the yield of the average comparable portfolio as measured by iMoneyNet, Inc.

On the following pages, the Fund's management team explains conditions in the money markets and the Fund's investments. Thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential MoneyMart Assets, Inc.

Prudential MoneyMart Assets, Inc.

Annual Report    December 31, 2002

INVESTMENT ADVISER'S REPORT

A YEAR OF VOLATILE MARKETS AND LOWER RATES
The economic, investment, and geopolitical climate during 2002 was a source of great concern to participants in the financial markets. Continued weakness in business investment dampened economic recovery in the United States. Corporate governance scandals at key U.S. companies pummeled an already weakened stock market. There was also a growing threat of war with Iraq, as well as the nuclear daring of North Korea. Taken together, these developments helped drive interest rates lower.
In this environment, we maintained an approach to security selection and interest-rate risk that aimed to enhance the Fund's yields through conservative investment strategies.

The U.S. economy began 2002 on a strong note, aided by the Federal Reserve's (the Fed's) aggressive efforts to lower borrowing costs during the previous year. Consequently, there was speculation that the central bankers would increase short-term rates in the first half of 2002 to prevent the economy from growing too fast and boosting inflationary pressures.

Investors were also preoccupied with another major
concern early in the year. Despite the economic
recovery, corporate profits remained weak and the
quality of corporate financial reporting came under
intense scrutiny in the wake of the highly publicized
bankruptcy of Enron Corporation. As a result, some
firms lost access to the market for commercial paper--
a short-term debt obligation that matures in 270 days
or less. These companies had to turn instead to bank
financing in order to fund their operations. Even
healthy firms that had previously enjoyed unfettered
access to the commercial paper market saw the need to
reduce short-term borrowing and issue large amounts
of longer-term debt securities. This further shrank
the supply of commercial paper and highlighted the
importance of having a rigorous credit selection
process.
                                                  3

Prudential MoneyMart Assets, Inc.

Annual Report    December 31, 2002

CHANGING OUTLOOK FOR MONETARY POLICY

Because the economic recovery appeared to be firmly on track by the spring of 2002, we believed short-term rates ultimately had more potential to move higher rather than lower. Therefore we positioned the Fund's weighted average maturity (WAM) shorter than that of the average comparable fund during the second quarter of 2002. (WAM measures a fund's sensitivity to changes in interest rates.
It considers the maturity and quantity of each security held in a portfolio.)

In the summer of 2002, the outlook for monetary policy changed after the economy lost steam in the spring. Concern that the economy might be headed for an extended period of sluggishness or the remote possibility of a so-called
"double dip" recession encouraged belief that the Fed would cut short-term rates again to boost growth.
Consequently, the trend toward lower rates continued during the summer.

FEDERAL AGENCY ISSUES PROVIDED GOOD VALUE
In order to enhance the Fund's yield, we lengthened its WAM in August and October 2002 by purchasing federal agency securities scheduled to mature in 13 months that could be retired early (or called) by their issuers in three months. These callable securities featured attractive yields to compensate investors for this early maturity option.

The long-awaited move by the Fed occurred in November
2002 when it eased monetary policy by half a percentage point. This lowered the target for the federal funds rate (what banks charge each other for overnight loans) to 1.25%. In explaining their actions, the central bankers noted that geopolitical risks and other factors hurt spending, production, and employment. After the rate cut, we took advantage of attractive investment opportunities that often arise in December as companies pay seasonally higher interest rates to borrow money into 2003.

                      www.prudential.com    (800) 225-1852

LOOKING AHEAD
The economic outlook still remains uncertain, particularly in light of the increasing likelihood of war with Iraq and a continued reluctance of businesses to make significant new investments. Until economic growth is on a firm foundation, the Fed will be reluctant to increase the target for the federal funds rate. In that case, the low-interest-rate environment could persist for most of 2003. We therefore will likely position the Fund's
WAM in line with that of the average comparable portfolio during the first quarter of 2003.
Prudential MoneyMart Assets, Inc. Management Team

Prudential MoneyMart Assets, Inc.
                                                     5

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Bank Notes  0.5%
              American Express Centurion Bank(b)
 $  35,000    1.42%, 1/27/03                                       $     35,000,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Canadian  7.4%
              Canadian Imperial Bank of Commerce
   215,000    1.33%, 2/4/03                                             215,000,000
    51,462    1.34%, 3/24/03                                             51,462,000
              Toronto-Dominion Bank AU
   135,000    1.34%, 4/21/03                                            135,000,000
   125,000    1.34%, 4/24/03                                            125,000,000
                                                                   ----------------
                                                                        526,462,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Domestic  5.0%
              Chase Manhattan Bank
   141,878    1.76%, 1/21/03                                            141,878,000
   100,000    1.78%, 1/23/03                                            100,000,000
    68,000    1.80%, 1/27/03                                             68,000,000
              Citibank NA
    50,000    1.34%, 3/24/03                                             50,000,000
                                                                   ----------------
                                                                        359,878,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Eurodollar  7.3%
              Barclays Bank PLC
   150,000    1.35%, 1/14/03                                            150,000,000
   170,000    1.35%, 1/15/03                                            170,000,000
              HBOS Treasury Services PLC
   100,000    1.78%, 1/23/03                                            100,000,000
   100,000    1.55%, 2/7/03                                             100,000,000
                                                                   ----------------
                                                                        520,000,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Yankee  14.9%
              Abbey National Treasury Services PLC
   100,000    1.60%, 11/25/03                                           100,000,000
              Banco Bilbao Vizcaya Argentina
    75,000    1.33%, 3/13/03                                             75,000,000

    6                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              BNP Paribas
 $ 150,000    1.34%, 3/18/03                                       $    150,000,000
              Credit Agricole Indosuez
   200,000    1.35%, 2/14/03                                            200,000,000
              Dresdner Bank AG(b)
   100,000    1.42%, 1/3/03                                             100,000,000
              KBC Bank NV
    60,000    1.34%, 2/5/03                                              60,000,000
              Nordea Bank Finland PLC
    30,000    1.36%, 2/3/03                                              30,000,000
    50,000    1.34%, 2/24/03                                             50,000,000
              Royal Bank Scotland
   200,000    1.33%, 2/5/03                                             200,000,000
   100,000    1.33%, 2/11/03                                            100,000,000
                                                                   ----------------
                                                                      1,065,000,000
-------------------------------------------------------------------------------------
Commercial Paper  45.5%
              Alianz Finance Corp.
    50,000    1.79%, 1/10/03                                             49,977,625
              Amsterdam Funding Corp.
   100,000    1.79%, 1/27/03                                             99,870,722
              Aventis
    24,850    1.33%, 2/25/03                                             24,799,506
              Barton Capital Corp.
    27,897    1.36%, 1/15/03                                             27,882,246
    31,818    1.40%, 1/17/03                                             31,798,202
              Brahms Funding Corp.
    42,000    1.60%, 1/6/03                                              41,990,667
              Citicorp
    65,000    1.35%, 3/24/03                                             64,800,125
              Delaware Funding Corp.
    55,144    1.35%, 1/24/03                                             55,096,438
    21,000    1.38%, 1/29/03                                             20,977,460
              Edison Asset Securitization LLC
    56,000    1.35%, 2/24/03                                             55,886,600

    See Notes to Financial Statements                                      7

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              Falcon Asset Securitization Corp.
 $  35,000    1.36%, 1/21/03                                       $     34,973,556
              Fcar Owner Trust I
    24,000    1.36%, 2/18/03                                             23,956,480
              Fleet Funding Corp.
    45,000    1.35%, 2/21/03                                             44,913,937
    54,000    1.35%, 2/24/03                                             53,890,650
              Forrestal Fund Master Trust
    25,000    1.39%, 3/10/03                                             24,934,361
              Fortis Funding LLC
   100,000    1.32%, 1/30/03                                             99,893,667
              GE Capital International Funding
    42,000    1.79%, 1/27/03                                             41,945,703
    50,000    1.36%, 3/17/03                                             49,858,334
              GE Financial Assurance Holdings, Inc.(c)
    80,000    1.36%, 2/24/03
               (cost of $79,728,000, date purchased 11/26/02)            79,836,800
              Hamburgische Landesbank Girozentrale
    41,000    1.33%, 1/21/03                                             40,969,706
   150,000    1.33%, 2/28/03                                            149,678,583
              Independence Funding LLC
    55,702    1.35%, 2/14/03                                             55,610,092
    19,000    1.80%, 3/17/03                                             18,928,750
              Intrepid Funding Master Trust
    30,000    1.80%, 1/27/03                                             29,961,000
              J. P. Morgan Chase & Co.
    34,000    1.35%, 2/24/03                                             33,931,150
              Landesbank Baden-Wuerttemberg
    56,542    1.34%, 3/14/03                                             56,390,467
              Market Street Funding Corp.
    32,294    1.38%, 1/29/03                                             32,259,338
              Morgan Stanley Dean Witter Co.
   200,000    1.76%, 1/16/03                                            199,853,333
              New Center Asset Trust
    40,000    1.79%, 1/31/03                                             39,940,333
    19,000    1.35%, 3/26/03                                             18,940,150

    8                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              New York Life Capital Corp.
 $  23,000    1.34%, 2/18/03                                       $     22,958,907
              Norddeutsche Landsbank Luxemborg
   150,000    1.33%, 2/7/03                                             149,794,958
              Old Line Funding Corp.
    50,000    1.42%, 1/6/03                                              49,990,139
              Prudential PLC
    50,000    1.78%, 1/13/03                                             49,970,333
    63,900    1.78%, 1/15/03                                             63,855,767
    53,436    1.78%, 1/23/03                                             53,377,874
   102,000    1.78%, 1/27/03                                            101,868,873
    54,290    1.35%, 2/20/03                                             54,188,206
              Salomon Smith Barney Holdings, Inc.
   200,000    1.35%, 2/25/03                                            199,587,500
              San Paolo IMI U.S. Finance Co.
   100,000    1.33%, 1/29/03                                             99,896,556
    75,000    1.32%, 2/4/03                                              74,906,500
              Santander Central Hispano Finance
    40,000    1.35%, 2/6/03                                              39,946,000
    85,000    1.35%, 4/10/03                                             84,684,437
    50,000    1.41%, 5/28/03                                             49,712,125
              Sheffield Receivables Corp.
    32,583    1.36%, 1/22/03                                             32,557,151
    19,200    1.79%, 1/23/03                                             19,178,997
    14,166    1.35%, 1/28/03                                             14,151,657
              Societe Generale North America
    30,000    1.33%, 2/18/03                                             29,946,800
              Spintab-Swedmortgage AB
    60,000    1.76%, 2/18/03                                             59,859,200
    50,000    1.35%, 2/26/03                                             49,895,000
   114,300    1.35%, 4/15/03                                            113,854,230
              Stadshypotek Delaware, Inc.
    80,000    1.36%, 1/30/03                                             79,912,678
              Tulip Funding Corp.
    70,000    1.40%, 1/21/03                                             69,945,556
    74,135    1.41%, 6/3/03                                              73,690,746
                                                                   ----------------
                                                                      3,241,476,171

    See Notes to Financial Statements                                      9

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Other Corporate Obligations  14.3%
              Allstate Corp.(b)(c)
 $  36,000    1.88%, 2/3/03
               (cost of $36,000,000, date purchased 4/30/01)       $     36,000,000
              General Electric Capital Assurance Co.(b)(c)
    49,000    1.50%, 1/22/03
               (cost of $49,000,000, date purchased 7/22/02)             49,000,000
              General Electric Capital Corp.(b)
   100,000    1.46%, 1/9/03                                             100,000,000
    19,000    1.45%, 1/17/03                                             19,000,000
              Goldman Sachs Group LP(b)
   287,000    1.59%, 3/17/03                                            287,000,000
              Jackson National Life Insurance Co.(b)(c)
    36,000    1.92%, 1/22/03
               (cost of $36,000,000, date purchased 4/17/02)             36,000,000
              Merrill Lynch & Co. Inc.(b)
   172,000    1.47%, 1/13/03                                            172,000,000
              Metropolitan Life Insurance Co.(b)(c)
    53,000    1.87%, 1/2/03
               (cost of $53,000,000, date purchased 9/26/02)             53,000,000
    28,000    1.95%, 1/24/03
               (cost of $28,000,000, date purchased 10/18/02)            28,000,000
    23,000    1.79%, 2/7/03
               (cost of $23,000,000, date purchased 2/6/01)              23,000,000
              Morgan Stanley Dean Witter Co.(b)
   143,000    1.52%, 1/15/03                                            143,000,000
              Pacific Life Insurance(b)(c)
    19,000    1.50%, 9/11/03
               (cost of $19,000,000, date purchased 9/6/02)              19,000,000
              Travelers Insurance Co.(b)(c)
    34,000    1.84%, 1/8/03
               (cost of $34,000,000, date purchased 6/25/02)             34,000,000
              United of Omaha Life Insurance(b)(c)
    20,000    1.59%, 3/5/03
               (cost of $20,000,000, date purchased 12/2/02)             20,000,000
                                                                   ----------------
                                                                      1,019,000,000

    10                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. Government Agency Obligations  3.2%
              Federal Home Loan Bank
 $ 130,000    2.05%, 11/14/03                                      $    130,000,000
              Federal National Mortgage Assoc.
   100,000    1.75%, 12/8/03                                            100,000,000
                                                                   ----------------
                                                                        230,000,000
-------------------------------------------------------------------------------------
Repurchase Agreement  1.3%
    90,409    Joint Repurchase Agreement Account, 1.25%, dated
               12/31/02 due 1/2/03 in the amount of $90,415,278
               value of collateral including accrued interest
               was $92,051,700 (cost $90,409,000; Note 5)                90,409,000
                                                                   ----------------
              Total Investments  99.4%
               (amortized cost $7,087,225,171)(a)                     7,087,225,171
              Other assets in excess of liabilities  0.6%                43,587,095
                                                                   ----------------
              Net Assets  100%                                     $  7,130,812,266
                                                                   ----------------
                                                                   ----------------

------------------------------
AB--Antiebolag (Swedish Company).
AG--Aktiengesellschaft (Austrian, German or Swiss Corporation).
AU--Australian Company.
LLC--Limited Liability Company.
LP--Limited Partnership.
NV--Naamloze Vennootschap (Belgian or Dutch Company).
PLC--Public Limited Company.
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $377,836,800. The aggregate value of $377,836,800 is approximately 5.3% of net assets.

    See Notes to Financial Statements                                     11

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2002 was as follows:
Commercial Banks.......................................................   51.0%
Security Brokers & Dealers.............................................   14.0
Asset backed securities................................................   11.2
Life Insurance.........................................................   10.9
Federal Credit Agencies................................................    3.2
Mortgage Bankers.......................................................    3.1
Short-Term Business Credit.............................................    3.0
Bank Holding Commercial Paper US.......................................    1.4
Joint Repurchase Agreement Participant.................................    1.3
Pharmaceutical.........................................................    0.3
Other assets in excess of liabilities..................................    0.6
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    12                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                            $ 7,087,225,171
Cash                                                                     117,531
Receivable for Fund shares sold                                      129,820,460
Interest receivable                                                    5,741,473
Deferred expenses                                                        174,018
                                                                -----------------
      Total assets                                                 7,223,078,653
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    85,592,304
Accrued expenses                                                       3,575,368
Management fee payable                                                 1,849,823
Distribution fee payable                                                 745,938
Dividends payable                                                        502,954
                                                                -----------------
      Total liabilities                                               92,266,387
                                                                -----------------
NET ASSETS                                                       $ 7,130,812,266
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par ($.001 par value; 15 billion shares
      authorized for issuance)                                   $     7,130,812
   Paid-in capital in excess of par                                7,123,681,454
                                                                -----------------
Net assets, December 31, 2002                                    $ 7,130,812,266
                                                                -----------------
                                                                -----------------
Class A:
   Net asset value, offering price and redemption price per
      share
      ($6,930,229,200 / 6,930,229,200 shares of common
      stock issued and outstanding)                                        $1.00
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($200,583,066 / 200,583,066 shares of common stock
      issued and outstanding)                                              $1.00
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential MoneyMart Assets, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 140,813,648
                                                                -----------------
Expenses
   Management fee                                                    21,816,807
   Distribution fee--Class A                                          8,684,329
   Transfer agent's fees and expenses                                11,930,000
   Registration fees                                                    492,000
   Custodian's fees and expenses                                        250,000
   Reports to shareholders                                              100,000
   Insurance                                                             77,000
   Director's fees and expenses                                          44,000
   Legal fees and expenses                                               40,000
   Audit fees                                                            38,000
   Miscellaneous                                                          3,408
                                                                -----------------
      Total expenses                                                 43,475,544
                                                                -----------------
Net investment income                                                97,338,104
                                                                -----------------
NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                              6,719
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  97,344,823
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2002                 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                     $     97,338,104     $    267,640,103
   Net realized gain on investment
      transactions                                      6,719              163,826
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              97,344,823          267,803,929
                                             -----------------    -----------------
Dividends and distributions to
   shareholders
   (Note 1)
      Class A                                     (93,026,987 )       (256,917,975 )
      Class Z                                      (4,317,836 )        (10,885,954 )
                                             -----------------    -----------------
                                                  (97,344,823 )       (267,803,929 )
                                             -----------------    -----------------
Fund share transactions (Note 4)
   (at $1.00 per share)
   Proceeds from shares sold                   24,452,898,431       25,511,897,314
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  94,275,800          259,791,476
   Cost of shares reacquired                  (24,129,854,631 )    (25,840,651,380 )
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                417,319,600          (68,962,590 )
                                             -----------------    -----------------
Total increase (decrease)                         417,319,600          (68,962,590 )
NET ASSETS
Beginning of year                               6,713,492,666        6,782,455,256
                                             -----------------    -----------------
End of year                                  $  7,130,812,266     $  6,713,492,666
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements

      Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund declares daily dividends from net
investment income and net realized short-term capital gains or losses. Payment of dividends are made monthly. Income distributions and capital gain distributions are

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements Cont'd.

determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM' or 'Subadvisor'). PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributor for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. As of December 31, 2002, approximately $997,000 of transfer agency fees were due to PMFS.

Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

      There are 15 billion amortized shares of $.001 par value common stock divided into two classes, which consist of 13 billion Class A and 2 billion Class Z shares.
                                                                          17

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock (at $1 net asset value per share) were as follows:

                                                        Year Ended December 31,
                                                 --------------------------------------
                                                       2002                 2001
                                                 -----------------    -----------------
Class A
----------------------------------------------
Shares sold                                       $ 23,911,022,067     $ 24,901,364,599
Shares issued in reinvestment of dividends and
  distributions                                         89,950,769          248,910,187
Shares reacquired                                  (23,511,503,799)     (25,238,796,546)
                                                 -----------------    -----------------
Net increase (decrease) in shares outstanding     $    489,469,037     $    (88,521,760)
                                                 -----------------    -----------------
                                                 -----------------    -----------------
Class Z
----------------------------------------------
Shares sold                                            541,876,364          610,532,715
Shares issued in reinvestment of dividends and
  distributions                                          4,325,031           10,881,289
Shares reacquired                                     (618,350,832)        (601,854,834)
                                                 -----------------    -----------------
Net increase (decrease) in shares outstanding          (72,149,437)          19,559,170
                                                 -----------------    -----------------
                                                 -----------------    -----------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2002, the Fund had a 19.0% undivided interest in the joint account. The undivided interest for the Fund represents $90,409,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Bear Stearns, 1.25%, in the principal amount of $158,327,000, repurchase price $158,337,995, due 1/2/03. The value of the collateral including accrued interest was $161,496,104.

      Greenwich Capital Market, 1.25%, in the principal amount of $158,326,000, repurchase price $158,336,995, due 1/2/03. The value of the collateral including accrued interest was $161,492,977.

      UBS Warburg, 1.25%, in the principal amount of $158,326,000, repurchase price $158,336,995, due 1/2/03. The value of the collateral including accrued interest was $161,493,548.

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements Cont'd.

Note 6. Distributions and Tax Information
For the years ended December 31, 2002 and December 31, 2001, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $97,344,823 and $267,803,929, respectively, was ordinary income.
                                                                          19

       Prudential MoneyMart Assets, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $     1.000
Net investment income and net realized gains                              .013
Dividends and distributions to shareholders                              (.013)
                                                                -----------------
Net asset value, end of year                                       $     1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                           1.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 6,930,229
Average net assets (000)                                           $ 6,947,463
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .61%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .48%
   Net investment income                                                  1.34%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    20                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
   $    1.000           $    1.000           $    1.000           $    1.000
         .037                 .058                 .046                 .050
        (.037)               (.058)               (.046)               (.050)
----------------     ----------------     ----------------     ----------------
   $    1.000           $    1.000           $    1.000           $    1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         3.85%                5.94%                4.69%                5.06%
   $6,440,760           $6,529,282           $6,393,586           $6,152,044
   $6,846,656           $6,538,256           $6,292,031           $6,810,377
          .65%                 .67%                 .68%                 .69%
          .52%                 .54%                 .55%                 .57%
         3.76%                5.81%                4.60%                4.95%

    See Notes to Financial Statements                                     21

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
Net investment income and net realized gains                             .015
Dividends and distributions to shareholders                             (.015)
                                                                -----------------
Net asset value, end of year                                        $   1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          1.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 200,583
Average net assets (000)                                            $ 291,473
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .48%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .48%
   Net investment income                                                 1.48%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    22                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
        .039                 .059                 .047                 .051
       (.039)               (.059)               (.047)               (.051)
----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        3.98%                6.07%                4.82%                5.19%
    $272,733             $253,173             $259,529             $212,280
    $283,850             $267,611             $227,112             $194,669
         .52%                 .54%                 .55%                 .57%
         .52%                 .54%                 .55%                 .57%
        3.84%                5.95%                4.74%                5.07%

    See Notes to Financial Statements                                     23

       Prudential MoneyMart Assets, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential MoneyMart Assets, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2002


            PRUDENTIAL
            MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------


                                                        MANAGEMENT OF
                                                        THE FUND

       Prudential MoneyMart Assets, Inc.
                                          www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund Complex            Other
                                Position      and Length of       Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1983    Marketing Consultant.                88                  --
Robert E. La Blanc (68)         Director        Since 1996    President (since 1981) of            77        Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (technology) (since
                                                              formerly General Partner at                    1979). Chartered
                                                              Salomon Brothers and                           Semiconductor Ltd.
                                                              Vice-Chairman of Continental                   (Singapore) (since
                                                              Telecom; Trustee of Manhattan                  1998). Titan
                                                              College.                                       Corporation
                                                                                                             (electronics) (since
                                                                                                             1995). Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (since 2002) (Software
                                                                                                             Company); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Robin B. Smith (63)             Director        Since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (Direct                         1992), and Kmart
                                                              Marketing), formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

Stephen Stoneburn (59)          Director        Since 1996    President and Chief Executive        75                  --
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc.
                                                              (1975-1989).

    26                                                                    27

       Prudential MoneyMart Assets, Inc.
                                           www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund Complex            Other
                                Position      and Length of       Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)           Director        Since 1985    Economist; formerly Vice             71                  --
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999);
                                                              formerly Governor of the
                                                              Federal Reserve (September
                                                              1978-June 1984).

Clay T. Whitehead (64)          Director        Since 1999    President (since 1983) of            94        Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company    Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    28                                                                    29

       Prudential MoneyMart Assets, Inc.
                                            www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company    Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the officers of the Company who are not Directors is set forth below.

      Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Company    Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1996    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PIFM;
                                and                           and First Vice President
                                Accounting                    (March 1993-1999) of
                                Officer                       Prudential Securities.

Jonathan D. Shain (44)          Secretary       Since 2001    Vice President and Corporate
                                                              Counsel (since August 1996) of
                                                              Prudential; formerly Attorney
                                                              with Fleet Bank, N.A. (January
                                                              1997-July 1998) and Associate
                                                              Counsel (August 1994-January
                                                              1997) of New York Life
                                                              Insurance Company.

    30                                                                    31

       Prudential MoneyMart Assets, Inc.
                                             www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Company    Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer - Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997-May
                                                              1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    32                                                                    33

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                             www.prudential.com     (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

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STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

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                           www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

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FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq      CUSIP
-----------     ------      -----
Class A         PBMXX     74435H102
Class Z         PMZXX     74435H201

MF108E    IFS-A077510